THE LAFAYETTE BANCORPORATION
                   OFFICERS' STOCK APPRECIATION RIGHTS PLAN

                                   ARTICLE I

                                  Definitions

Section 1.1. Definitions. As used herein, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

       (a)    "Applicable Event" shall mean (i) the
expiration of a tender offer or exchange offer (other than an offer by the Corporation) pursuant to which at least 5 percent of the Corporation's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Corporation of an agreement to merge or consolidate the Corporation with or into another corporation where the Corporation is not the surviving corporation, or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including a plan of liquidation).

       (b) "Base Price" of a Stock Appreciation Right shall mean the fair market value of a share of Stock on the effective date of the award of such Stock
Appreciation Right to the Participant.

       (c) "Committee" shall mean a committee to be appointed by the Board of the Corporation (the
"Committee"), which Committee shall consist of not less than three nor more than five members of the Board of Directors, all of whom shall be Disinterested Persons.

       (d)    "Corporation" shall mean Lafayette
Bancorporation.

       (e) "Disinterested Persons" means persons who are not at the time of determination of that status, and who have not been at any time within one year prior thereto, eligible for selection as persons to whom Stock
Appreciation Rights may be awarded pursuant to this Plan.

       (f) "Effective Date" with respect to the Plan shall mean the date specified as the Effective Date in Section
2.3.

       (g)    "Exercise Date" with respect to a Stock
Appreciation Right shall mean the earliest of the following dates:

              (1)    in the event of the death of the
Participant or the termination of the Participant's employment with the Corporation and any Subsidiary, the

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date on which the Stock Appreciation Right terminates
pursuant to Section 5.8;

              (2)    the date on which the Participant
voluntarily exercises the Stock Appreciation Right in accordance with Section 5.4; or

              (3)    the expiration date specified by the
Committee with respect to such Stock Appreciation Right.

       (h) "Fair Market Value" with respect to a share of Stock shall be the fair market value of the Stock on the date of valuation as determined by the Committee, in good faith, using such valuation methods as it in its discretion may apply. The Committee's determination of fair market value shall be conclusive and binding on the Corporation and the Participant.

       (i) "Participant" shall mean an employee of the Corporation or a Subsidiary to whom the Committee awards a Stock Appreciation Right.

       (j)    "Plan" shall mean the Lafayette Bancorporation
Officers' Stock Appreciation Rights Plan, the terms of which are set forth herein.

       (k) "Stock" shall mean the Common Stock, $1.00 par value, of the Corporation, or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Corporation or some other corporation, such other stock or securities.

       (l) "Stock Appreciation Right" shall mean a right granted to a Participant pursuant to the terms of this Plan.

       (m) "Subsidiary" shall mean a corporation, of which 51 percent or more of all classes of voting stock is owned directly or indirectly by the Corporation.

                                  ARTICLE II

                                   The Plan

Section 2.1.  Name.  This plan shall be known as "The
Lafayette Bancorporation Officers' Stock Appreciation
Rights Plan."

Section 2.2.  Purpose.  The purpose of the Plan is to
advance the interests of the Corporation and its shareholders by allowing executive and senior management officers of the Corporation an opportunity to benefit from increases in value of the Stock of the Corporation.

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Section 2.3.  Effective Date and Term.  The Plan was
approved by the Board of Directors of the Corporation on May 22, 1992, and shall be effective on May 22, 1992.
The Plan shall terminate upon the tenth anniversary of the date on which it is adopted by the Board of Directors.

                                  ARTICLE III

                                Administration

Section 3.1.  Administration.

       (a)    The Plan shall be administered by the
Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the number of and the individuals to whom Stock Appreciation Rights may be awarded.

       (b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, or a majority of its members.

       (c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan and Stock
Appreciation Rights awarded thereunder shall be subject to the determination, which shall be final and binding, or a majority of the whole Committee.

Section 3.2.  Corporate Assistance.  The Corporation
shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Corporation shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                  ARTICLE IV

                                 Participants

Section 4.1.  Eligibility.  Executive and senior
management officers of the Corporation or of any Subsidiary shall be eligible to participate in the Plan.
The Committee may award Stock Appreciation Rights to any eligible individual from time to time in its sole discretion.

                                   ARTICLE V

                           Stock Appreciation Rights

Section 5.1.  Grant of Stock Appreciation Rights.  The
Committee may grant Stock Appreciation Rights to
Participants pursuant to the terms of this Plan.
Provided, however, that the total cumulative number of Stock Appreciation Rights granted under the Plan may not exceed 16,875.

Section 5.2.  Award of Stock Appreciation Rights.  The
Committee may from time to time select those management employees to whom Stock Appreciation Rights are to be awarded. With respect to each award of Stock
Appreciation Rights, the Committee shall give written notice to the Participant receiving the award. Such notice shall specify the following:

       (a)    the number and series of Stock Appreciation
Rights to be awarded to the Participant;

       (b)    the effective date of such award;

       (c)    the base price per share above which
appreciation in the Stock will be payable upon exercise of a Stock Appreciation Right;

       (d) the percentage of price appreciation over the base price that will be payable upon exercise of a Stock
Appreciation Right;

       (e) the vesting schedule, if any, applicable to the Stock Appreciation Right;

       (f) the method of calculating the amount payable under the Stock Appreciation Right; and,

       (g)    the date of expiration of the Stock
Appreciation Right.

Section 5.3.  Valuation.  The value of each Stock
Appreciation Right at any time shall be equal to 100 percent (or such other percentages as may be specified by the Committee at the time of grant) of the excess, if any, of:

       (a) the Fair Market Value of one share of Stock on the date of valuation, over

       (b) the Base Price established by the Committee with respect to the Stock Appreciation Right.

Section 5.4.  Exercise of Rights.

       (a) Subject to subsection (b), to the extent a Stock Appreciation Right is vested, a Participant may voluntarily exercise a Stock Appreciation Right at any time during the period beginning on the six month anniversary, and ending on the tenth anniversary of the date on which the Stock Appreciation Right was awarded.
A request for a voluntary exercise of a Stock
Appreciation Right shall be in writing, shall specify the number of Stock Appreciation Rights with respect to which payment is requested and by date of award.

       (b) If a Participant is subject to the filing requirements of Section 16(a) of the Securities Exchange
Act of 1934, the Participant may request payment pursuant to a Stock Appreciation Right only in accordance with Rule 16b-3(e) of the Securities and Exchange Commission, as then in effect.

       (c) Distribution of the amount payable with respect to Stock Appreciation Rights shall be made entirely in cash.

       (d)    Unless a forfeiture has occurred pursuant to
Section 5.8, a Stock Appreciation Right shall be deemed exercised, to the extent then vested, on the Exercise
Date.

Section 5.5.  Vesting of Stock Appreciation Rights.  The
Committee may in its discretion establish vesting schedules for awards of Stock Appreciation Rights, which may vary from Participant to Participant. The vesting schedule applicable to each Stock Appreciation Right shall provide that the Stock Appreciation Right shall become fully vested over a period not to exceed ten years from the date on which the Stock Appreciation Right was awarded. Provided, however, that upon the occurrence of an Applicable Event, all Stock Appreciation Rights shall become fully exercisable without regard to vesting restrictions otherwise applicable.

Section 5.6.  Amount Payable for Stock Appreciation
Rights. The amount payable to a Participant upon the Exercise Date of a Stock Appreciation Right shall equal the product of:

       (a) the value of such Stock Appreciation Right, determined as of the Exercise Date, and

       (b)    the vested percentage applicable to such Stock
Appreciation Right as of the Exercise Date.

In no event, however, shall any amount be paid with respect to Stock Appreciation Rights that have been forfeited pursuant to Section 5.8. Payments to a Participant with respect to a Stock Appreciation Right shall be made by the Corporation or the Subsidiary that employed such Participant within 90 days of the Exercise
Date of such Stock Appreciation Right or, if applicable, on the date provided in Section 5.8.

Section 5.7. Withholding. All payments under the Plan may be net of an amount sufficient to satisfy withholding tax requirements of any government or governmental unit having tax jurisdiction over the payment.

Section 5.8.  Effect of Termination of Employment or
Death.

       (a)    If a Participant's employment by the
Corporation is severed for any reason other than death, at any time before the date of expiration of Stock
Appreciation Rights held by such Participant, such Stock
Appreciation Rights shall terminate. The date of such termination shall be the earlier of (i) the date on which the Stock Appreciation Rights expire, or (ii) 90 days after the date the Participant ceases to be employed by the Corporation or any Subsidiary.

       (b) If a Participant dies before the expiration of Stock Appreciation Rights held by such Participant, such Stock Appreciation Rights shall terminate on the earlier of (i) the date on which the Stock Appreciation Rights expire, or (ii) one year following the date of the Participant's death. To the extent that such Stock Appreciation Rights would otherwise be exercisable under the terms of the Plan and the Participant's Stock Appreciation Right Agreement, the executor or administrator of the estate of the Participant shall have the right to exercise the Participant's Stock
Appreciation Rights at any time prior to the termination date specified in this Section.

Section 5.9. Anti-Dilution and Other Adjustments. The existence of allocated Stock Appreciation Rights shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business; or any merger or consolidation of the Corporation; or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting its Stock, or the rights thereof; or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise. In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall determine, in its sole discretion, if such changes equitably requires an adjustment in the number or terms of Stock Appreciation Rights previously granted to Participants. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

                                  ARTICLE VI

                Termination, Amendment and Modification of Plan

Section 6.1.  Amendment and Termination.  The Board of
Directors of the Corporation may terminate this plan at any time or amend it in any manner; provided, however, that no such termination or amendment may adversely affect any vested right or obligation with respect to any award previously granted prior to such action, except as provided in this Plan or in the grant of the award. If this Plan is terminated, the effective date of such termination shall be the Exercise Date for all Stock
Appreciation Rights then outstanding. Notwithstanding the foregoing, any amendments to this Plan which would:

       (a) materially increase the benefits accruing to Participants under this Plan,

       (b) allow the issuance of securities or materially increase the number of Stock Appreciation Rights under this Plan, or

       (c) materially modify the requirements as to eligibility for participation in this Plan, must be approved by the Board and (if required by Section 7.9) the affirmative vote of the holders of at least a majority of the stock present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Indiana.

Section 6.2.  Automatic Termination.  This Plan shall
automatically terminate on the tenth anniversary of the Effective Date.

                                  ARTICLE VII

                                 Miscellaneous

Section 7.1.  Tenure.  Nothing in the Plan or in any
Stock Appreciation Rights awarded hereunder shall confer upon any officer or employee the right to continue in such position with the Corporation or any subsidiary thereof.

Section 7.2. Other Compensation Plans. The adoption of the Plan shall not affect any stock option or incentive or other compensation plans in effect for the Corporation, nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation for officers or employees of the Corporation.

Section 7.3. Plan binding on Successors. The Plan shall be binding upon the successors and assigns of the Corporation.

Section 7.4.  Singular, Plural Gender.  Whenever used
herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

Section 7.5. Headings, Etc. No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the Plan.

Section 7.6.  No Rights as Shareholder.  Although Stock
Appreciation Rights may have certain attributes of Stock, they are not Stock. Stock Appreciation Rights do not in any way represent an ownership interest in the Corporation and do not confer any shareholder rights upon a Participant.

Section 7.7. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Corporation by reason of this Plan or the grant of an award pursuant to this Article. No trust that would qualify as an employee's trust within the meaning of Section 401 of the Internal Revenue Code of 1986, as amended, or in any other type of trust, fund, or separate account, shall be created in connection with this Plan or any grant of an award pursuant to this Plan.
Any amounts set aside by the Corporation or any Subsidiary to meet obligations under this Plan shall remain the property of the Corporation or such Subsidiary. All amounts deemed vested under this Plan shall represent amounts owed by the Corporation, as a debtor, to a Participant who shall be an unsecured creditor of the Corporation.

Section 7.8. Assignment. No rights or interest under Stock Appreciation Rights may be assigned or transferred.
In the case of death, payment for Stock Appreciation
Rights may be made to the estate or to any beneficiary that may be designated by the Participant pursuant to such procedures as the Committee may establish.

Section 7.9. Compliance with Rule 16b-3. Any time at which an officer of the Corporation is subject to the requirements of Section 16 of the Securities Exchange Act of 1934, all members of the Committee and all transactions pursuant to the Plan shall comply with the requirements of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934.

Adopted 8/9/93

                                   Addendum
                                      to
                           Lafayette Bancorporation
                   Officers' Stock Appreciation Rights Plan

       On August 9, 1993, the Board of Directors of
Lafayette Bancorporation authorized a 3 1/2 percent stock dividend on its common stock. Section 5.9, "Anti-
Dilution and Other Adjustments" of the Lafayette
Bancorporation Officers' Stock Appreciation Rights Plan
(the "Plan") states that:

       "The existence of allocated Stock Appreciation
Rights shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business; or any merger or consolidation of the Corporation; or any issues of bonds, debentures, preferred or prior preference stock ahead of or affecting its Stock, or the rights thereof; or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceedings, whether of a similar character or otherwise. In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall determine, in its sole discretion, if such changes equitably requires an adjustment in the number or terms of Stock Appreciation
Rights previously granted to Participants. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan."

Pursuant to Section 5.9, the Committee believes that the 3 1/2 percent stock dividend on the Corporation's common stock requires an adjustment in the number and certain terms of the Stock Appreciation Rights previously granted to Participants under the Plan.

The Committee, therefore, authorizes the following:

A. Each participant's total Stock Appreciation Rights granted under the Plan shall be increased by 3 1/2 percent. The previous Stock Appreciation Right Agreement
(the "Agreement") will be cancelled and new agreements will be issued with an effective date of May 22, 1992, the original date.

B.     The Base price of the total Stock Appreciation
Rights (inclusive of the previous Rights and the additional rights) shall be $29.

C. The total Stock Appreciation Rights shall follow the same vesting schedule as the original Agreement and the total Rights granted shall be vested to the same point as the original Rights.

Adopted 8/8/94
                                Second Addendum
                                      to
                           Lafayette Bancorporation
                   Officers' Stock Appreciation Rights Plan

       On August 8, 1994, the Board of Directors of
Lafayette Bancorporation authorized a 3 for 1 stock dividend on its common stock. Section 5.9, "Anti-
Dilution and Other Adjustments" of the Lafayette
Bancorporation Officers' Stock Appreciation Rights Plan
(the "Plan") states that:

"The existence of allocated Stock Appreciation Rights shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business; or any merger or consolidation of the Corporation; or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting its stock, or the rights thereof; or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceedings, whether of a similar character or otherwise. In the event of any change in the outstanding shares of stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall determine, in its sole discretion, if such changes equitably requires an adjustment in the number of terms of Stock Appreciation Rights previously granted to Participants. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan."

Pursuant to Section 5.9, the Committee believes that the 3 for 1 stock dividend on the Corporation's common stock requires an adjustment in the number and certain terms of the Stock Appreciation Rights previously granted to Participants under the Plan.

The Committee, therefore, authorizes the following:

A. Each Participant's total Stock Appreciation Rights granted under the Plan shall be increased by 2 additional
SAR's for 1 SAR currently held.  The previous Stock
Appreciation Right Agreement (the "Agreement") will be cancelled and new agreements will be issued with an effective date of May 22, 1992, the original date.

B.     The Base price of the total Stock Appreciation
Rights (inclusive of the previous Rights and the additional Rights) shall be $9.67.

C. The total Stock Appreciation Rights shall follow the same vesting schedule as the original Agreement and the total Rights granted shall be vested to the same point as the original Rights.

Adopted:  October 9, 1995

                                Third Addendum
                                      to
                           Lafayette Bancorporation
                   Officers' Stock Appreciation Rights Plan

       On October 9, 1995, the Board of Directors of
Lafayette Bancorporation authorized a 10 percent stock dividend on its common stock. Section 5.9 "Anti-Dilution and Other Adjustments" of the Lafayette Bancorporation
Officers' Stock Appreciation Rights Plan (the "Plan") states that:

"The existence of allocated Stock Appreciation Rights shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business; or any merger or consolidation of the Corporation; or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting its stock, or the rights thereof; or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceedings, whether of a similar character or otherwise. In the event of any change in the outstanding shares of stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall determine, in its sole discretion, if such changes equitably requires an adjustment in the number of terms of Stock Appreciation Rights previously granted to Participants. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan."

Pursuant to Section 5.9, the Committee believes that the 10 percent stock dividend on the Corporation's common stock requires an adjustment in the number and certain terms of the Stock Appreciation Rights previously granted to Participants under the Plan.

       The Committee, therefore, authorizes the following:

       A.     Each Participant's total Stock Appreciation
Rights granted under the Plan shall be increased by 10 percent. The previous Stock Appreciation Right Agreement
(the "Agreement") will be cancelled and new agreements will be issued with an effective date of May 22, 1992, the original date.

       B.     The Base Price of the total Stock Appreciation
Rights (inclusive of the previous Rights and additional
Rights) shall be $8.79.

       C. The total Stock Appreciation Rights shall follow the same vesting schedule as the original
Agreement and the total Rights granted shall be vested to the same point as the original Rights.

Adopted:  September 9, 1996
Effective:  September 30, 1996

                                Fourth Addendum
                                      to
                           Lafayette Bancorporation
                   Officers' Stock Appreciation Rights Plan

       On September 9, 1996, the Board of Directors of
Lafayette Bancorporation authorized a 20 percent stock dividend on its common stock. Section 5.9 "Anti-Dilution and Other Adjustments" of the Lafayette Bancorporation
Officers' Stock Appreciation Rights Plan (the "Plan") states that:

       "The existence of allocated Stock Appreciation
Rights shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Corporation's capital structure or its business; or any merger or consolidation of the Corporation; or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting its stock, or the rights thereof; or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceedings, whether of a similar character or otherwise. In the event of any change in the outstanding shares of stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee shall determine, in its sole discretion, if such changes equitably requires an adjustment in the number of terms of Stock Appreciation Rights previously granted to Participants. Such adjustments shall be made the Committee and shall be conclusive and binding for all purposes of the Plan."

       Pursuant to Section 5.9, the Committee believes that the 20 percent stock dividend on the Corporation's common stock requires an adjustment in the number and certain terms of the Stock Appreciation Rights previously granted to Participants under the Plan.

       The Committee, therefore, authorizes the following:

       A.     Each Participant's total Stock Appreciation
Rights granted under the Plan shall be increased by 20 percent. The previous Stock Appreciation Right Agreement

(the "Agreement") will be canceled and new Agreements will be issued with an effective date of May 22, 1992, the original date.

       B.     The Base Price of the total Stock Appreciation
Rights (inclusive of the previous Rights and additional
Rights) shall be $7.32.

       C. The total Stock Appreciation Rights shall follow the same vesting schedule as the original
Agreement and the total Rights granted shall be vested to the same point as the original Rights.

                           Lafayette Bancorporation
                   Officers' Stock Appreciation Rights Plan

                      Stock Appreciation Right Agreement

THIS AGREEMENT, dated this 22nd day of May, 1992, by and between Lafayette Bancorporation (the "Corporation") and
_____________________, whose address is
___________________________ (the "Executive").

       1. Grants of Rights. Pursuant to the provisions of the Corporation's Stock Appreciation Rights Plan (the
"Plan"), the Corporation hereby grants to the Executive
__________________ Stock Appreciation Rights, Series A.
Stock Appreciation Rights are subject to the terms and conditions of the Plan and are subject to such further terms and conditions of the Plan and are subject to such further terms and conditions as set forth herein. Terms which are capitalized but which are not defined herein shall have the same meaning as that set forth in the Plan.

       2. Value of a Stock Appreciation Right. The value of a Stock Appreciation Right shall be equal to one hundred percent (100%) of the Fair Market Value of one share of Stock on the Exercise Date, less the Market
Value of the Stock as of the Date of this Agreement.  The
Fair Market Value of the Stock as of the date of this Agreement is $______________.

       3.     Terms and Conditions.

              a.     Employment and Vesting.  A Stock
Appreciation Right shall be exercisable according to the following vesting schedule:

                     20 percent after one year from grant
                     40 percent after two years from grant
                     60 percent after three years from grant
                     80 percent after four years from grant
                     100 percent after five years from grant

Provided, however, that upon the occurrence of an Applicable event, or retirement by the Executive, when he is at least 62 years of age, all Stock Appreciation
Rights shall be fully exercisable.

              b.     Cumulative Rights.  The ability to
exercise Stock Appreciation Rights is cumulative. Once a Stock Appreciation Right has become exercisable under the subparagraph above, it may be exercised in whole or in part at any time until Stock Appreciation Rights terminates.

              c.     Exercise Upon Death or Termination of
Employment. Except as otherwise specified below, no Stock Appreciation Right may be exercised unless the Executive is then in the employ of the Corporation or Subsidiary.

                     i.     If the Executive shall die while an
employee of the Corporation, a Stock Appreciation Right may be exercised, to the extent that the Executive was entitled to do so, by the executor or administrator of the Executive's estate until the earlier of (i) the date on which the Stock Appreciation Right would otherwise expire, or (ii) one year after the date of the Executive's death.

                     ii.    If the Executive's employment shall
terminate for any reason other than death, all right to exercise a Stock Appreciation Right shall terminate at the earlier of (i) the date on which the Stock
Appreciation Right would otherwise expire, or (ii) 90 days after the date of such termination of employment.

              d.     Non-transferability.  This Stock
Appreciation Right shall not be transferable by the Executive. During the lifetime of the Executive, this Stock Appreciation Right shall be exercisable only by the Executive.

       4.     Payments.  Payments of the value of a Stock
Appreciation Right shall be made (net of any applicable withholding taxes, federal, state, and city) in cash.

       5. Exercise Notice. The Executive shall serve notice to the Corporation of his intention to voluntarily exercise a Stock Appreciation Right. This notice shall be in writing, in a format acceptable to the Corporation, shall specify the number of Stock Appreciation Rights with respect to which payment is requested and shall identify such Stock Appreciation Rights by Series and by date of the award.

       6. Expiration Date. This Agreement shall be effective as of the date first set forth above. The
Stock Appreciation Rights granted under this Agreement shall expire on the earlier of (i) the date set forth in subparagraph 3.c. after which the Stock Appreciation
Right may no longer be exercised, or (ii) ten (10) years from the date hereof.

       7. Executive Bound by Plan. Executive hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

       8.     Notices.  Any notice hereunder to the
Corporation shall be addressed to it at its office at 133-35 North Fourth Street, P.O. Box 1130, Lafayette,
Indiana 47902, Attention: Treasurer. Any notice hereunder to Executive shall be addressed to him at the address set forth above, subject to the right of either party to designate some other address.

IN WITNESS WHEREOF, Lafayette Bancorporation has caused this Agreement to be executed on behalf of its Chairman or President and Executive has executed this Agreement, both as of the day and year first above written.

                                          Lafayette Bancorporation


                                          By:______________________
                                          (Authorized Signature)


                                          Executive

                                          _________________________
                                          (Signature)

                                SCHEDULE IDENTIFYING MATERIAL
                        TERMS OF STOCK APPRECIATION RIGHTS GRANTED TO
                             NAMED EXECUTIVE OFFICERS UNDER THE
                                  LAFAYETTE BANCORPORATION
                       OFFICERS' STOCK APPRECIATION RIGHTS PLAN(1)(2)

                                      Name of Grantee
                     ----------------------------------------------------
Date of Grant        Joseph Bonner    Robert Weeder     Robert Ralston   Base Price
9/30/96                 28,180            23,056           17,930          $7.32




1. Numbers of SARs and base prices have been retroactively adjusted for subsequent stock dividends.

2.     The Lafayette Bancorporation Officers' Stock
       Appreciation Rights Plan, as amended (the "SAR
       Plan"), provides for the grant of SARs from time to time to executive and senior management officers of the Corporation in the sole discretion of the SAR
       Plan Committee. Each SAR is granted at a base value equal to the fair market value of one Common
       Share on the date of grant and has a subsequent value equal to 100 percent (or such other percentage specified by the SAR Plan Committee) of the excess of the then-current fair market value of one Common Share over the base price of the SAR.
       SARs become fully exercisable without regard to vesting restrictions, however, upon the occurrence of (i) the expiration of a tender offer or exchange offer (other than an offer by the Corporation) pursuant to which at least 5 percent of the Corporation's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Corporation of an agreement to merge or consolidate the Corporation with or into another corporation where the Corporation is not the surviving corporation, or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including a plan of liquidation).